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                                                                    EXHIBIT 10.2

                                December 9, 1998

Florafax International, Inc.
8075 20th Street
Vero Beach, FL 32966

Gentlemen:

     Reference is made to the Agreement and Plan of Merger, dated as of December 9, 1998 (the "Merger Agreement"), among FLORAFAX INTERNATIONAL, INC., a Delaware corporation ("Red Cannon"), RED CANNON ACQUISITION, INC., a Delaware corporation and wholly-owned subsidiary of Red Cannon ("Merger Sub"), GERALD STEVENS, INC., a Delaware corporation (the "Company"), pursuant to which Merger Sub is to be merged with and into the Company (the "Merger"), with the Company continuing as the surviving corporation and a wholly-owned subsidiary of Red Cannon. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Merger Agreement.

     The undersigned agrees that during the undersigned's tenure as a director of Red Cannon, the Company or any of their subsidiaries (the "Red Cannon Companies") following the consummation of the Merger and for a period of three
(3) years after termination for any reason of the undersigned's tenure as a director of any of the Red Cannon Companies, the undersigned shall not, directly or indirectly:

          (1) alone or as a partner, joint venturer, officer, director, employee, consultant, agent, independent contractor, or security holder, of any Person, engage in any business activity in any State in which the Red Cannon Companies are doing business, which is directly or indirectly in competition with the business engaged in by the Red Cannon Companies in such States (a "Competing Business"); provided, however, that the beneficial ownership of less than five percent (5%) of any class of securities of any entity having a class of equity securities actively traded on a national securities exchange or the Nasdaq National or SmallCap markets shall not be deemed, in and of itself, to violate the prohibitions of this Section;

          (2) (i) induce any customer of the Red Cannon Companies to patronize any business which is a Competing Business; (ii) solicit or accept for or on behalf of any such Competing Business any customer of the Red Cannon Companies; or (iii) request or advise any customer of the Red Cannon Companies to withdraw, curtail or cancel any such customer's business with the Red Cannon Companies;

          (3) employ any person who was employed by the Red Cannon Companies within six months prior to the date that the undersigned's tenure as a director of Red Cannon is terminated, or in any manner seek to induce any employee of the Red Cannon Companies to leave his or her employment;

          (4) in any way utilize, disclose, copy, reproduce or retain in his possession any of the proprietary rights, records or trade secrets of the Red Cannon Companies, including, but not limited to, any customer lists, marketing plans, corporate development plans, and non-public financial and other data; provided that the foregoing shall not restrict the retention by the undersigned of non-public data received by the undersigned in his capacity as a director of any of the Red Cannon Companies.

     The undersigned agrees and acknowledges that the restrictions contained in this letter are reasonable in scope and duration, and are necessary to protect Red Cannon. If any provision of this letter is adjudged by a court of competent jurisdiction to be invalid or unenforceable, the same will in no way affect the validity or enforceability of the remainder of this Agreement. If any such provision, or any part thereof, is held to be unenforceable because of the duration of such provision, the area covered thereby or otherwise, then the parties agree that the court making such determination shall have the power to reduce the duration, area or scope of such provision, and/or to delete specific words or phrases, and in its reduced or modified form, such provision shall then be enforceable and shall be enforced. The undersigned further agrees and acknowledges that any breach of this letter will cause irreparable injury to Red Cannon and upon any breach or threatened breach of any provision of this letter, Red Cannon shall be entitled to injunctive relief, specific performance or
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other equitable relief, without the necessity of posting bond; provided, however, that this shall in no way limit any other remedies which Red Cannon may have as a result of such breach, including the right to seek monetary damages.

     This Letter shall terminate if the Merger Agreement is terminated.

                                            /s/ ANDREW W. WILLIAMS
                                            ------------------------------------
                                            ANDREW W. WILLIAMS
  ACCEPTED AND AGREED TO AS OF THE
     DATE FIRST ABOVE WRITTEN:

FLORAFAX INTERNATIONAL, INC.

By: /s/ JAMES H. WEST
    --------------------------------

Name: JAMES H. WEST
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Title: President
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